UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00216

Nicholas High Income Fund, Inc.

(Exact Name of Registrant as specified in charter)

700 North Water Street, Milwaukee, Wisconsin 53202

(Address of Principal Executive Offices)          (Zip Code)

Jeffrey T. May, Senior Vice President, Secretary and Treasurer

700 North Water Street

Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 12/31/2009

Date of reporting period: 06/30/2009

Item 1. Report to Stockholders.

                                 SEMIANNUAL REPORT

                                   June 30, 2009

                          NICHOLAS HIGH INCOME FUND, INC.
                               700 North Water Street
                             Milwaukee, Wisconsin 53202
                               www.nicholasfunds.com

August 2009

Report to Fellow Shareholders:

Overview

Nicholas High Income Fund - Class I ("Fund") realized a net return of 18.83% for the six-months ended June 30, 2009. This compared to a gross return of 29.88% for the Merrill Lynch High Yield Master II Constrained Index ("ML HY") over the same period. The high yield corporate bond market produced its largest three- and six-month returns in history for the recent period ended June 30, per Barclays Capital, as investors poured into the severely oversold market. The sharp rebound in the high yield market was more characteristic of a valuation trade than one driven by greatly improved company fundamentals or economic strength. High yield corporate bond valuations fell to their historic low valuations in March of this year due to extreme investor pessimism regarding the economy and financial system. Rampant concerns over a 1930's-style depression was the primary culprit of the market decline as the financial system faltered and general economic activity literally ground to a halt. The intense selling through early March set the table for a snapback in prices once a viable catalyst emerged. The catalyst took the form of massive government intervention to stabilize the financial sector and inject liquidity into the system in hopes of re-igniting the economy. The combination of the government stimulus plans and an extremely oversold market led to a dramatic rebound in the high yield corporate bond and equity markets. Specific to the high yield market, lack of liquidity caused by bankruptcy and consolidation within the brokerage community created a situation where bonds were steadily marked higher, even though very few bonds actually traded. Just as investors were unable to unload many of the riskier bonds months earlier because Wall Street was not interested in adding inventory, they were often unable to buy bonds at the marked down prices. Excessive demand against a dearth of inventory and poor liquidity made for a perfect storm of rocketing high yield bond prices. As has often been the case, those securities most harshly punished and deemed riskiest were the same securities that generated the largest returns during the last six months. In our view, the explosive re-pricing for high yield bonds has completed its course for the short-term while future price gains will rely upon evidence of stronger fundamentals such as economic growth and improved corporate earnings.

Bonds characterized by weak balance sheets and excessive leverage were the securities that suffered the largest price declines in 2008 and early 2009, and were also the bonds that experienced the greatest price gains in the rally that began in late March of this year. As deep as the pendulum swung causing prices of lower quality bonds to lag in the first quarter of 2009, the lowest quality bonds reversed course offering the best returns for the six-months ending June 30, 2009, as shown below by the Merrill Lynch Indices. The reversal in fortunes for the lower tier quality bonds resulted from the shift from prevailing extreme pessimism to a stampede by investors rushing to capture the historically cheap high yield bonds. Large inflows into the high yield market provided legs to the rally, which crossed the quarter-end finish line in full stride.

Source: Merrill Lynch Global Index
	1Q09	2Q09	Six Months Ended June 30, 2009	12 Months Ended June 30, 2009	2008	2007	2006
HY Master II Constrained Index	5.51%	23.10%	29.88%	-2.99%	-26.11%	2.53%	10.76%

U.S. High Yield BB Rated	8.28%	15.26%	24.81%	1.04%	-19.20%	2.20%	9.90%
U.S. High Yield B Rated	4.00%	21.90%	26.78%	-7.37%	-28.02%	3.07%	11.43%
U.S. High Yield CCC and Lower Rated	-0.05%	41.27%	41.20%	-10.11%	-38.30%	0.37%	18.63%

Snap back rallies are not uncommon in the investment world and often occur at extreme points in market cycles. Sharp rallies with large price moves tend to be shorter in duration as prices reflect most of the future good news. It appears to us that the vast majority of this repricing has been completed as yield spreads approach their long-term averages. Our approach to investing is to rely on fundamental research coupled with a relative valuation process to provide higher risk adjusted returns over a market cycle. We have avoided trying to time market swings by focusing our efforts on identifying companies with strong or improving fundamentals including: consistent earnings, superior products or services, significant market share, serviceable debt loads and qualified management teams. We believe the debt issued by these types of companies that are trading cheap to the market have a greater potential to generate more consistent, less volatile returns for our shareholders.

 Portfolio Review

For the six-month period ended June 30, 2009, the Fund lagged the market benchmark largely due to security selection related to a lack of exposure in the lower quality, beaten up issues that produced the outsized returns. Across the board by sector it was clearly security selection rather than sector allocations that limited the Fund from keeping pace with the market. Many of the same issues that enabled the Fund to exceed the market in the previous period by holding up better in a difficult market did not offer the robust returns during the first half of 2009. Our cautious views on the economy, financial system and increasing probability of defaults prevented us from adding many of the lower quality issues trading at very depressed levels. While a great many of the distressed issues have produced significant returns, the fundamentals surrounding the economy and corporate earnings have not changed. Expectations have improved, but rising unemployment, a depressed housing market and stagnant lending are limiting improvement. We continue to be cautious on the lower quality issues that appear to be more susceptible to weak economic conditions.

The sectors where the Fund lost the most relative performance included the Services Cyclical, Telecommunications and Consumer Cyclical. The reason for the underweight in these sectors was based on their sensitivity to a weak economy, which led to their decline last year, and the sharp rally from very depressed levels during the first six months of 2009. While it appears the worst may be past, it is not clear when consumer activity will return to a more normalized level. Thus, we will continue to keep modest allocations to the automotive, retail, leisure, entertainment and telecom sectors until we are convinced the economy is on a sustained path to improvement.

As we mentioned in our previous letter, the markets have been great discounters of future information and much of what is currently feared by the market is often already priced into it. Patient investors have typically been rewarded, but it takes some additional fortitude and faith in our economy to persevere in these trying times. We fully recognized how cheap the market had become early in 2009, but outside of pure valuation there was little fundamental reason to take on a significant amount of risk. Our style will not typically keep up with the market when you have historical market moves as we experienced this past six months.

The Fund's long-term strategy is based on a process that seeks to identify value opportunities in out-of-favor or poorly followed securities of financially sound companies. Opportunities tend to arise over time in the securities of companies that fall temporarily out-of-favor due to specific company or industry issues that may taint the companies. Often times these companies are in a period of transition or restructuring where market sentiment is overly harsh or negative resulting in an undervalued situation. We are keenly aware a cheap price alone does not guarantee a good investment; therefore, we seek to identify a catalyst we believe will allow the company and its securities to regain favor and be rewarded with higher valuations. We believe that investing in securities trading below their fair values due to non-fundamental short-term issues, emotion or misunderstanding offers significant long-term potential returns.

We will remain disciplined in our approach to investing in high yield bonds we believe are undervalued and also reduce positions we feel the market has pushed to excessive valuations or where fundamentals have changed.

Returns for Nicholas High Income Fund, Inc. - Class I and selected indices are provided in the chart below for the periods ended June 30, 2009. The Fund and Morningstar performance data is net of fees, while the Merrill Lynch Index is gross of fees.

		Average Annual Total Return
	6 Month	1 Year	3 Year	5 Year	10 Year
Nicholas High Income Fund, Inc. - Class I	18.83%	-7.42%	-0.31%	2.19%	1.54%
Merrill Lynch U.S. High Yield Master II Constrained Index	29.88%	-2.99%	2.06%	4.14%	4.58%
Morningstar High Yield Bond Funds Category	22.60%	-7.76%	-0.41%	2.37%	2.91%
Ending value of $10,000 invested in Nicholas High Income Fund, Inc. - Class I	$11,883	$9,258	$9,909	$11,145	$11,654
Fund's Class I Expense Ratio: 0.77%

The Fund's expense ratios for the period ended June 30, 2009 can be found in the financial highlights included within this report.

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.html.

The ending values above illustrate the performance of a hypothetical $10,000 investment made in the Fund over the timeframes listed. Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These figures do not imply any future performance.

Class N of the Fund commenced operations on February 28, 2005. The annual returns shown for the Class I shares for this Fund would be substantially similar to the Class N because both classes of shares are invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses. Specifically, the performance shown for the Class I shares does not reflect the 0.25% 12b-1 fee or 0.10% servicing fee that is charged to Class N shares.

Thank you for your continued investment in the Nicholas High Income Fund.

Regards,

Lawrence J. Pavelec

Senior Vice President

Portfolio Manager

The information above represents the opinions of the Fund manager, is subject to change, and any forecasts made cannot be guaranteed.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.

Please refer to the schedule of investments in the report for complete Fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Index Definitions - You cannot invest directly in an index.

The Merrill Lynch High Yield Master II Index is a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The Merrill Lynch U.S. High Yield Master II Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure.

The Merrill Lynch US High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have at least one year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $250 million.

The Merrill Lynch BB US High Yield Index is a subset of the Merrill Lynch US High Yield Index including all securities rated BB1 through BB3.

The Merrill Lynch B US High Yield Index is a subset of the Merrill Lynch US High Yield Index including all securities rated B1 through B3.

The Merrill Lynch CCC and Lower US High Yield Index is a subset of the Merrill Lynch US High Yield Index including all securities rated CCC1 or lower.

Each Morningstar Category average represents a universe of Funds with similar invest objectives.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC. (08/09)

Financial Highlights Class I (NCINX)
For a share outstanding throughout each period
--------------------------------------------------------------------------------------------------
                                 Six Months              Years Ended December 31,
                              Ended 06/30/2009  --------------------------------------------------
                                 (unaudited)     2008       2007      2006(1)    2005(1)    2004(1)
                              ----------------  ------     ------     ------     ------     ------
NET ASSET VALUE,
 BEGINNING OF PERIOD .........      $7.18       $10.18     $10.70     $10.50     $11.15     $10.95
   INCOME (LOSS) FROM
    INVESTMENT OPERATIONS
   Net investment income .....        .32(2)       .71        .75        .75        .80        .80
   Net gain (loss) on
    securities (realized and
    unrealized) ..............       1.03        (3.00)      (.52)       .20       (.65)       .20
                                    -----       ------     ------     ------     ------     ------
      Total from investment
       operations ............       1.35        (2.29)       .23        .95        .15       1.00
                                    -----       ------     ------     ------     ------     ------
   LESS DISTRIBUTIONS
   From net investment income .      (.12)        (.71)      (.75)      (.75)      (.80)      (.80)
                                    -----       ------     ------     ------     ------     ------
NET ASSET VALUE, END
 OF PERIOD ...................      $8.41       $ 7.18     $10.18     $10.70(3)  $10.50(3)  $11.15(3)
                                    -----       ------     ------     ------     ------     ------
                                    -----       ------     ------     ------     ------     ------

TOTAL RETURN .................     18.83%(4)  (23.26)%      2.13%      9.26%      1.38%      9.65%

SUPPLEMENTAL DATA:
Net assets, end of
 period (millions) ...........      $78.5        $65.2      $91.9     $100.1     $101.9     $114.6
Ratio of expenses to
 average net assets ..........       .79%(5)      .77%       .72%       .71%       .69%       .64%
Ratio of net investment
 income to average net assets       8.19%(5)     7.70%      6.97%      6.91%      7.06%      7.16%
Portfolio turnover rate ......     77.00%(5)    61.42%     59.14%     49.85%     59.29%     64.17%

(1) Per share data for the periods presented reflect a reverse stock split of one share for every five shares outstanding effected January 29, 2007, except for net asset values referenced in footnote 3 of these Class I highlights.
(2) Computed based on average shares outstanding.
(3) The net asset value reported at the original dates prior to the reverse stock split were $2.14,
    $2.10 and $2.23 for the years ended December 31, 2006, 2005 and 2004, respectively.
(4) Not annualized.
(5) Annualized.

       The accompanying notes to financial statements are an integral part of these highlights.

Financial Highlights Class N (NNHIX)
For a share outstanding throughout each period
------------------------------------------------------------------------------------------------------
                                                               Years Ended
                                Six Months                     December 31,              Period from
                             Ended 06/30/2009       --------------------------------  02/28/2005(1)(2)
                               (unaudited)           2008        2007        2006(1)   to 12/31/2005
                            -----------------       ------      ------       ------   ----------------
NET ASSET VALUE,
 BEGINNING OF PERIOD ........     $7.24             $10.06      $10.60       $10.40          $11.20
  INCOME (LOSS) FROM
  INVESTMENT OPERATIONS
   Net investment income ....       .31(3)             .52         .71          .70             .75
   Net gain (loss) on
    securities (realized and
    unrealized) .............      1.05              (2.82)       (.54)         .20            (.80)
                                  -----             ------      ------       ------          ------
      Total from investment
       operations ...........      1.36              (2.30)        .17          .90            (.05)
                                  -----             ------      ------       ------          ------
   LESS DISTRIBUTIONS
   From net investment
    income ..................      (.12)              (.52)       (.71)        (.70)           (.75)
                                  -----             ------      ------       ------          ------
NET ASSET VALUE, END
 OF PERIOD ..................     $8.48             $ 7.24      $10.06       $10.60(4)       $10.40(4)
                                  -----             ------      ------       ------          ------
                                  -----             ------      ------       ------          ------

TOTAL RETURN ................    18.80%(5)        (23.33)%       1.59%        9.04%          (.53)%(5)

SUPPLEMENTAL DATA:
Net assets, end of
 period (thousands) ......... $23,011.7              $93.0      $133.9       $126.8           $52.2
Ratio of expenses to
 average net assets .........     1.12%(6)           1.06%       1.07%        1.07%           1.04%(6)
Ratio of net investment
 income to average
 net assets .................     7.62%(6)           6.72%       6.58%        6.59%           6.85%(6)
Portfolio turnover rate .....    77.00%(6)          61.42%      59.14%       49.85%          59.29%

(1) Per share data for the periods presented reflect a reverse stock split of one share for every five shares outstanding effected January 29, 2007, except for net asset values referenced in footnote 4 of these Class N highlights.
(2) Commencement of operations.
(3) Computed based on average shares outstanding.
(4) The net asset value reported at the original dates prior to the reverse stock split were $2.12 and
    $2.08 for the year ended December 31, 2006 and for the period ended December 31, 2005, respectively.
(5) Not annualized.
(6) Annualized.

       The accompanying notes to financial statements are an integral part of these highlights.

-----------------------------------------------------------------------------------------
Top Ten Portfolio Issuers
June 30, 2009 (unaudited)
-------------------------------------------------------------------------------
                                                                  Percentage
        Name                                                    of Net Assets
        ----                                                    -------------
        Psychiatric Solutions, Inc. ............................     2.25%
        HCA Inc. ...............................................     2.19%
        Sally Beauty Holdings, Inc. ............................     1.96%
        Jarden Corporation .....................................     1.94%
        Great Lakes Dredge & Dock Company ......................     1.90%
        Bausch & Lomb Incorporated .............................     1.88%
        Chesapeake Energy Corporation ..........................     1.87%
        Res-Care, Inc. .........................................     1.84%
        Baldor Electric Company ................................     1.82%
        Petrohawk Energy Corporation ...........................     1.82%
                                                                    ------
        Total of top ten .......................................    19.47%
                                                                    ------
                                                                    ------

-------------------------------------------------------------------------------
Sector Diversification (As a Percentage of Portfolio)
June 30, 2009 (unaudited)
-------------------------------------------------------------------------------
        BAR CHART PLOT POINTS
        Energy ....................................................    21.71%
        Consumer Discretionary ....................................    15.45%
        Health Care ...............................................    13.42%
        Industrials ...............................................    12.48%
        Telecommunication Services ................................     6.51%
        Short-Term Investments ....................................     6.46%
        Information Technology ....................................     5.10%
        Materials .................................................     4.85%
        Utilities .................................................     4.17%
        Consumer Staples ..........................................     4.04%
        Other .....................................................     3.68%
        Financials ................................................     2.13%

Fund Expenses
For the six month period ended June 30, 2009 (unaudited)
-------------------------------------------------------------------------------
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses.  The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.
The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.
The first line of the table below for each share class of the Fund provides information about the actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000
= 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of the Fund and an assumed rate of return of 5% per year before expenses, which are not the Fund's actual returns.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.
Class I
                      Beginning          Ending             Expenses
                       Account          Account            Paid During
                        Value            Value               Period*
                       12/31/08         06/30/09       01/01/09 - 06/30/09
        ------------------------------------------------------------------
        Actual        $1,000.00        $1,188.30               $4.26
        Hypothetical   1,000.00         1,021.10                3.94
        (5% return before expenses)
        * Expenses are equal to the Class I six-month annualized expense ratio of 0.79%, multiplied by the average account value over the period, multiplied by 180 then divided by 365 to reflect the one-half year period.

Class N
                      Beginning          Ending             Expenses
                       Account          Account            Paid During
                        Value            Value               Period**
                       12/31/08         06/30/09       01/01/09 - 06/30/09
        ------------------------------------------------------------------
        Actual        $1,000.00        $1,188.00               $6.04
        Hypothetical   1,000.00         1,019.48                5.58
        (5% return before expenses)
        ** Expenses are equal to the Class N six-month annualized expense ratio of 1.12%, multiplied by the average account value over the period, multiplied by 180 then divided by 365 to reflect the one-half year period.

Schedule of Investments
June 30, 2009 (unaudited)
---------------------------------------------------------------------------------------------
 Shares or
 Principal
  Amount                                                                                  Value
-----------                                                                           ------------
NON-CONVERTIBLE BONDS - 82.13%
           Consumer Discretionary - Auto & Components - 1.49%
$1,500,000 Goodyear Tire & Rubber Company (The) 10.50%, 05/15/16                      $  1,515,000
                                                                                      ------------
           Consumer Discretionary - Durables & Apparel - 2.38%
   500,000 Centex Corporation 5.125%, 10/01/13                                             450,000
 2,250,000 Jarden Corporation 7.50%, 05/01/17                                            1,968,750
                                                                                      ------------
                                                                                         2,418,750
                                                                                      ------------
           Consumer Discretionary - Hotels, Restaurants & Leisure - 0.90%
 1,000,000 NPC International, Inc. 9.50%, 05/01/14                                         910,000
                                                                                      ------------
           Consumer Discretionary - Media - 7.20%
 2,000,000 AMC Entertainment Inc. 8.00%, 03/01/14                                        1,705,000
 1,000,000 Cinemark USA, Inc. 144A restricted, 8.625%, 06/15/19                            987,500
 1,500,000 CSC Holdings, Inc. 144A restricted, 8.50%, 04/15/14                           1,486,875
 1,500,000 DIRECTV Holdings LLC 8.375%, 03/15/13                                         1,503,750
   750,000 EchoStar DBS Corporation 7.00%, 10/01/13                                        712,500
   500,000 Scholastic Corporation 5.00%, 04/15/13                                          407,500
   500,000 Videotron Ltd. 9.125%, 04/15/18                                                 508,125
                                                                                      ------------
                                                                                         7,311,250
                                                                                      ------------
           Consumer Discretionary - Retail - 1.96%
 1,500,000 Sally Holdings LLC 9.25%, 11/15/14                                            1,492,500
   500,000 Sally Holdings LLC 10.50%, 11/15/16                                             495,000
                                                                                      ------------
                                                                                         1,987,500
                                                                                      ------------
           Consumer Discretionary - Services - 1.36%
   250,000 MGM MIRAGE 144A restricted, 10.375%, 05/15/14                                   259,375
   250,000 Vail Resorts, Inc. 6.75%, 02/15/14                                              241,250
 1,000,000 Wynn Las Vegas, LLC 6.625%, 12/01/14                                            880,000
                                                                                      ------------
                                                                                         1,380,625
                                                                                      ------------
           Consumer Staples - Food & Staple Retail - 0.48%
   500,000 Denny's Holdings, Inc. 10.00%, 10/01/12                                         485,000
                                                                                      ------------
           Consumer Staples - Food, Beverage & Tobacco - 1.83%
   500,000 Constellation Brands, Inc. 8.375%, 12/15/14                                     501,250
 1,500,000 Pinnacle Foods Finance LLC 9.25%, 04/01/15                                    1,357,500
                                                                                      ------------
                                                                                         1,858,750
                                                                                      ------------
           Consumer Staples - Household & Personal Products - 1.70%
 1,500,000 Solo Cup Company 8.50%, 02/15/14                                              1,230,000
   500,000 Visant Holding Corporation 8.75%, 12/01/13                                      491,250
                                                                                      ------------
                                                                                         1,721,250
                                                                                      ------------
           Energy - 17.56%
   500,000 Allis-Chalmers Energy Inc. 8.50%, 03/01/17                                      335,000
 2,000,000 Chesapeake Energy Corporation 7.625%, 07/15/13                                1,900,000
   500,000 Deluxe Corporation 7.375%, 06/01/15                                             400,000
 1,000,000 Denbury Resources Inc. 7.50%, 04/01/13                                          955,000
 1,000,000 El Paso Corporation 6.875%, 06/15/14                                            933,245
 1,000,000 Encore Acquisition Company 9.50%, 05/01/16                                      985,000
 1,000,000 Forest Oil Corporation 7.75%, 05/01/14                                          960,000
 1,500,000 Helix Energy Solutions Group, Inc. 144A restricted, 9.50%, 01/15/16           1,368,750
   500,000 Hornbeck Offshore Services, Inc. 6.125%, 12/01/14                               453,125
 1,000,000 Inergy, L.P. 6.875%, 12/15/14                                                   910,000
 1,000,000 Kinder Morgan Finance Company, ULC 5.70%, 01/05/16                              857,500
   500,000 Kinder Morgan, Inc. 6.50%, 09/01/12                                             488,750
   750,000 National Oilwell Varco, Inc. 6.125%, 08/15/15                                   713,921
 1,250,000 Newfield Exploration Company 6.625%, 09/01/14                                 1,151,563
 2,000,000 Petrohawk Energy Corporation 7.875%, 06/01/15                                 1,850,000
 1,000,000 SandRidge Energy, Inc. 144A restricted, 9.875%, 05/15/16                        965,000
   500,000 SandRidge Energy, Inc. 144A restricted, 8.00%, 06/01/18                         427,500
 1,500,000 Tesoro Corporation 6.50%, 06/01/17                                            1,282,500
 1,000,000 Western Refining, Inc. 144A restricted, 11.25%, 06/15/17                        887,500
                                                                                      ------------
                                                                                        17,824,354
                                                                                      ------------
           Financials - Diversified - 1.02%
 1,500,000 Nuveen Investments, Inc. 144A restricted, 10.50%, 11/15/15                    1,035,000
                                                                                      ------------
           Financials - Real Estate - 0.48%
   500,000 CB Richard Ellis Services, Inc. 144A restricted, 11.625%, 06/15/17              487,500
                                                                                      ------------
           Health Care - Equipment - 2.88%
 2,000,000 Bausch & Lomb Incorporated 9.875%, 11/01/15                                   1,910,000
 1,000,000 Biomet, Inc. 10.00%, 10/15/17                                                 1,017,500
                                                                                      ------------
                                                                                         2,927,500
                                                                                      ------------
           Health Care - Pharmaceuticals & Biotechnology - 0.50%
   500,000 Axcan Intermediate Holdings Inc. 144A restricted, 9.25%, 03/01/15               502,500
                                                                                      ------------
           Health Care - Services - 8.69%
   500,000 Apria Healthcare Group Inc. 144A restricted, 11.25%, 11/01/14                   482,500
   500,000 CHS/Community Health Systems,Inc. 8.875%, 07/15/15                              490,000
 1,000,000 DaVita, Inc. 7.25%, 03/15/15                                                    940,000
   500,000 Fresenius US Finance II, Inc. 144A restricted, 9.00%, 07/15/15                  521,250
 2,250,000 HCA Inc. 9.125%, 11/15/14                                                     2,227,500
   500,000 Psychiatric Solutions, Inc. 144A restricted, 7.75%, 07/15/15                    457,500
 2,000,000 Psychiatric Solutions, Inc. 7.75%, 07/15/15                                   1,830,000
 2,000,000 Res-Care, Inc. 7.75%, 10/15/13                                                1,870,000
                                                                                      ------------
                                                                                         8,818,750
                                                                                      ------------
           Industrials - Capital Goods - 5.57%
   500,000 Actuant Corporation 6.875%, 06/15/17                                            455,000
   500,000 American Railcar Industries, Inc. 7.50%, 03/01/14                               436,250
 2,000,000 Baldor Electric Company 8.625%, 02/15/17                                      1,850,000
 1,000,000 Bombardier Inc. 144A restricted, 6.30%, 05/01/14                                875,000
   500,000 Bombardier Inc. 144A restricted, 8.00%, 11/15/14                                470,625
   500,000 L-3 Communications Corporation 6.375%, 10/15/15                                 453,750
   500,000 Manitowoc Company, Inc. (The) 7.125% 11/01/13                                   369,375
   350,000 Mueller Water Products, Inc. 7.375%, 06/01/17                                   258,125
   500,000 Owens Corning 9.00%, 06/15/19                                                   484,985
                                                                                      ------------
                                                                                         5,653,110
                                                                                      ------------
           Industrials - Commercial Services & Supplies - 6.30%
   500,000 Alliance Laundry Systems LLC 8.50%, 01/15/13                                    437,500
 1,500,000 ARAMARK Services, Inc. 5.00%, 06/01/12                                        1,357,500
 1,000,000 Corrections Corporation of America 6.25%, 03/15/13                              947,500
   500,000 GEO Group, Inc. (The) 8.25%, 07/15/13                                           487,500
 2,250,000 Great Lakes Dredge & Dock Company 7.75%, 12/15/13                             1,929,375
 1,000,000 Mobile Mini, Inc. 6.875%, 05/01/15                                              832,500
   500,000 US Investigations Services Inc. 10.50%, 11/01/15                                407,500
                                                                                      ------------
                                                                                         6,399,375
                                                                                      ------------
           Industrials - Transportation - 0.48%
 1,000,000 Park-Ohio Industries, Inc. 8.375%, 11/15/14                                     490,000
                                                                                      ------------
           Information Technology - Hardware & Equipment - 0.88%
   500,000 Avnet, Inc. 6.625%, 09/15/16                                                    468,796
   500,000 Seagate Technologies HDD Holdings 6.80%, 10/01/16                               428,750
                                                                                      ------------
                                                                                           897,546
                                                                                      ------------
           Information Technology - Semiconductors &
            Semiconductor Equipment - 0.95%
   500,000 Amkor Technology, Inc. 7.75%, 05/15/13                                          458,750
   500,000 Avago Technologies Finance Pte. Ltd. 10.125%, 12/01/13                          510,000
                                                                                      ------------
                                                                                           968,750
                                                                                      ------------
           Information Technology - Software & Services - 2.59%
 1,750,000 First Data Corporation 144A restricted, 9.875%, 09/24/15                      1,242,500
 1,500,000 SunGard Data Systems Inc. 10.25%, 08/15/15                                    1,385,625
                                                                                      ------------
                                                                                         2,628,125
                                                                                      ------------
           Materials - 4.80%
   500,000 Airgas, Inc. 144A restricted, 7.125%, 10/01/18                                  468,750
 1,000,000 Domtar Corporation 5.375%, 12/01/13                                             830,000
 1,500,000 Freeport-McMoRan Copper & Gold Inc. 8.375%, 04/01/17                          1,511,250
 1,000,000 Georgia-Pacific Corporation 144A restricted, 7.00%, 01/15/15                    935,000
   500,000 Huntsman International LLC 7.875%, 11/15/14                                     396,250
   500,000 Sealed Air Corporation 144A restricted, 7.875%, 06/15/17                        495,540
   250,000 Silgan Holdings Inc. 144A restricted, 7.25%, 08/15/16                           240,000
                                                                                      ------------
                                                                                         4,876,790
                                                                                      ------------
           Telecommunication Services - 6.45%
 1,000,000 Citizens Communications Company 6.25%, 01/15/13                                 920,000
 1,000,000 Cricket Communications, Inc. 9.375%, 11/01/14                                   985,000
 1,500,000 MetroPCS Wireless, Inc. 9.25%, 11/01/14                                       1,490,625
 1,500,000 Sprint Nextel Corporation 6.00%, 12/01/16                                     1,226,250
   500,000 Syniverse Technologies Inc. 7.75%, 08/15/13                                     470,000
 1,500,000 Windstream Corporation 8.125%, 08/01/13                                       1,451,250
                                                                                      ------------
                                                                                         6,543,125
                                                                                      ------------
           Utilities - 3.68%
 2,000,000 AES Corporation (The) 8.00%, 06/01/20                                         1,795,000
   500,000 Edison Mission Energy 7.50%, 06/15/13                                           447,500
 1,500,000 Mirant Americas Generation, Inc. 8.30%, 05/01/11                              1,496,250
                                                                                      ------------
                                                                                         3,738,750
                                                                                      ------------
             TOTAL NON-CONVERTIBLE BONDS (cost $85,969,935)                             83,379,300
                                                                                      ------------
CONVERTIBLE BONDS - 3.39%
           Energy - 1.55%
   500,000 Bristow Group Inc. 3.00%, 06/15/38                                              355,625
   500,000 Cal Dive International, Inc. 3.25%, 12/15/25                                    377,500
 1,000,000 St. Mary Land & Exploration Company 3.50%, 04/01/27                             840,000
                                                                                      ------------
                                                                                         1,573,125
                                                                                      ------------
           Health Care - Equipment - 1.22%
 1,750,000 Hologic, Inc. 2.00%, 12/15/37                                                 1,242,500
                                                                                      ------------
           Information Technology - Hardware & Equipment - 0.25%
   320,000 L-1 Identity Solutions, Inc. 3.75%, 05/15/27                                    252,800
                                                                                      ------------
           Information Technology - Software & Services - 0.37%
   500,000 SAVVIS, Inc. 3.00%, 05/15/12                                                    375,625
                                                                                      ------------
             TOTAL CONVERTIBLE BONDS (cost $3,238,428)                                   3,444,050
                                                                                      ------------
COMMON STOCKS - 6.61%
           Energy - 2.39%
    20,000 Energy Transfer Partners, L.P.                                                  809,800
    25,000 Inergy, L.P.                                                                    637,250
    30,200 Kayne Anderson Energy Total Return Fund, Inc.(1)                                553,868
    10,000 Plains All American Pipeline, L.P.                                              425,500
                                                                                      ------------
                                                                                         2,426,418
                                                                                      ------------
           Financials - Real Estate - 0.14%
    35,000 Cohen & Steers Quality Income Realty Fund, Inc.(1)                              140,700
                                                                                      ------------
           Utilities - 0.44%
    15,000 Integrys Energy Group, Inc.                                                     449,850
                                                                                      ------------
           Other - 3.64%
    20,000 iShares iBoxx $ High Yield Corporate Bond Fund(1)                             1,594,200
    47,500 SPDR Barclays Capital High Yield Bond ETF(1)                                  1,671,525
   135,000 Van Kampen Senior Income Trust(1)                                               432,000
                                                                                      ------------
                                                                                         3,697,725
                                                                                      ------------
             TOTAL COMMON STOCKS (cost $7,122,574)                                       6,714,693
                                                                                      ------------
PREFERRED STOCKS - 0.47%
           Financials - Banks - 0.47%
    21,600 ASBC Capital I Trust Preferred 7.625%, 06/15/32,
            Callable, Cumulative                                                           413,856
    35,000 Fannie Mae Fixed-To-Floating Rate
            Non-Cumulative Preferred Stock, Series S(2)(3)                                  46,900
    10,000 Freddie Mac Fixed-to-Floating Rate
            Non-Cumulative Perpetual Stock, Series Z(3)(4)                                  12,200
                                                                                      ------------
             TOTAL PREFERRED STOCKS (cost $1,372,004)                                      472,956
                                                                                      ------------

SHORT-TERM INVESTMENTS - 6.40%
           Commercial Paper - 5.70%
$2,000,000 Prudential Financial, Inc. 0.50%, 07/01/09                                 $  2,000,000
   405,000 Verizon Communications Inc. 0.23%, 07/01/09                                     405,000
 1,000,000 Vulcan Materials Company 0.55%, 07/06/09                                        999,924
   850,000 Avery Dennison Corporation 0.65%, 07/07/09                                      849,908
 1,285,000 Clorox Company (The) 0.40%, 07/14/09                                          1,284,814
   250,000 Wisconsin Energy Corporation 0.40%, 07/24/09                                    249,936
                                                                                      ------------
                                                                                         5,789,582
                                                                                      ------------
           Variable Rate Security - 0.70%
   706,071 American Family Financial Services, Inc. 0.10%, 07/01/09(5)                     706,071
                                                                                      ------------
             TOTAL SHORT-TERM INVESTMENTS (cost $6,495,653)                              6,495,653
                                                                                      ------------
             TOTAL INVESTMENTS (cost $104,198,594) - 99.00%                            100,506,652
                                                                                      ------------
           OTHER ASSETS, NET OF LIABILITIES - 1.00%                                      1,019,124
                                                                                      ------------
             TOTAL NET ASSETS
              (basis of percentages disclosed above) - 100%                           $101,525,776
                                                                                      ------------
                                                                                      ------------

(1) Closed end mutual fund.
(2) 8.25% per annum until December 31, 2010, thereafter the greater of (i) 7.75% per annum and
    (ii) 3-month LIBOR plus 4.23% per annum; such rate being reset quarterly.
(3) Non-income producing security.
(4) 8.375% per annum until December 31, 2012, thereafter the greater of (i) 7.875% per annum and
    (ii) 3-month LIBOR plus 4.16% per annum; such rate being reset quarterly.
(5) Subject to a demand feature as defined by the Securities and Exchange Commission.

          The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities
June 30, 2009 (unaudited)
-------------------------------------------------------------------------------
ASSETS
    Investments in securities at value (cost $104,198,594) ....   $100,506,652
                                                                  ------------
    Receivables -
         Interest .............................................      1,605,291
         Capital stock subscription ...........................            200
                                                                  ------------
              Total receivables ...............................      1,605,491
                                                                  ------------
    Other .....................................................          1,586
                                                                  ------------
              Total assets ....................................    102,113,729
                                                                  ------------
LIABILITIES
    Payables -
         Investment securities purchased ......................        492,250
         Due to adviser -
              Management fee ..................................         37,697
              Accounting and administrative fee ...............          4,110
         12b-1 and servicing fee ..............................         20,485
         Other payables and accrued expense ...................         33,411
                                                                  ------------
              Total liabilities ...............................        587,953
                                                                  ------------
              Total net assets ................................   $101,525,776
                                                                  ------------
                                                                  ------------
NET ASSETS CONSIST OF
    Paid in capital ...........................................   $174,069,548
    Net unrealized depreciation on investments ................     (3,691,942)
    Accumulated net realized loss on investments ..............    (70,963,412)
    Accumulated undistributed net investment income ...........      2,111,582
                                                                  ------------
              Total net assets ................................   $101,525,776
                                                                  ------------
                                                                  ------------

Class I:
Net assets ....................................................    $78,514,070
Shares outstanding ............................................      9,332,739
NET ASSET VALUE PER SHARE ($.05 par value,
 75,000,000 shares authorized),
 offering price and redemption price ..........................          $8.41
                                                                         -----
                                                                         -----
Class N:
Net assets ....................................................    $23,011,706
Shares outstanding ............................................      2,712,803
NET ASSET VALUE PER SHARE ($.05 par value,
 25,000,000 shares authorized),
 offering price and redemption price ..........................          $8.48
                                                                         -----
                                                                         -----

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the six months ended June 30, 2009 (unaudited)
-------------------------------------------------------------------------------
INCOME
    Interest ..................................................    $ 3,668,912
    Dividend ..................................................        190,630
    Other .....................................................         16,855
                                                                   -----------
         Total income .........................................      3,876,397
                                                                   -----------
EXPENSES
    Management fee ............................................        196,678
    Transfer agent fees .......................................         27,938
    Registration fees .........................................         27,902
    Accounting and administrative fees ........................         24,658
    Accounting system and pricing services fees ...............         15,321
    12b-1 fees - Class N ......................................         14,654
    Audit and tax fees ........................................         13,250
    Directors' fees ...........................................          8,220
    Legal fees ................................................          6,410
    Servicing fees - Class N ..................................          5,862
    Printing ..................................................          5,749
    Postage and mailing .......................................          5,582
    Insurance .................................................          2,509
    Custodian fees ............................................          2,302
    Other operating expenses ..................................          5,569
                                                                   -----------
         Total expenses .......................................        362,604
                                                                   -----------
         Net investment income ................................      3,513,793
                                                                   -----------
NET REALIZED LOSS ON INVESTMENTS ..............................     (5,766,223)
                                                                   -----------
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION
 ON INVESTMENTS ...............................................     17,649,075
                                                                   -----------
    Net realized and unrealized gain on investments ...........     11,882,852
                                                                   -----------
    Net increase in net assets resulting from operations ......    $15,396,645
                                                                   -----------
                                                                   -----------
The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets
For the six months ended June 30, 2009 (unaudited) and the year ended December
31, 2008
-------------------------------------------------------------------------------
                                           Six Months Ended
                                              06/30/2009          Year Ended
                                              (unaudited)         12/31/2008
                                              ------------       -------------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
    Net investment income ..................  $  3,513,793        $  6,480,469
    Net realized loss on investments .......    (5,766,223)         (9,105,341)
    Change in net unrealized
     appreciation/depreciation
     on investments ........................    17,649,075         (17,200,273)
                                              ------------        ------------
         Net increase (decrease) in net
         assets resulting from operations ..    15,396,645         (19,825,145)
                                              ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS
    From net investment income - Class I ...    (1,143,710)         (6,280,053)
    From net investment income - Class N ...      (320,748)           (196,409)
                                              ------------        ------------
         Total distributions ...............    (1,464,458)         (6,476,462)
                                              ------------        ------------

CAPITAL SHARE TRANSACTIONS
    Proceeds from shares issued - Class I
     (2,566,841 and 706,303
     shares, respectively) .................    19,690,795           6,550,028
    Reinvestment of distributions - Class I
     (121,049 and 620,036
     shares, respectively) .................       968,396           5,183,956
    Cost of shares redeemed - Class I
     (2,433,036 and 1,280,794
     shares, respectively) .................   (19,266,887)        (12,289,863)
    Proceeds from shares issued - Class N
     (3,255,902 and 1,746,524
     shares, respectively) .................    25,424,599          17,377,007
    Reinvestment of distributions - Class N
     (39,656 and 19,824
     shares, respectively) .................       320,424             195,978
    Cost of shares redeemed - Class N
     (595,606 and 1,766,813
     shares, respectively) .................    (4,813,113)        (17,501,195)
                                              ------------        ------------
         Increase (decrease) in net assets
          derived from capital share
          transactions .....................    22,324,214            (484,089)
                                              ------------        ------------
         Total increase (decrease) in
               net assets ..................    36,256,401         (26,785,696)
                                              ------------        ------------

NET ASSETS
    Beginning of period ....................    65,269,375          92,055,071
                                              ------------        ------------
    End of period (including accumulated
     undistributed net investment
     income of $2,111,582 and $62,247,
     respectively) .........................  $101,525,776        $ 65,269,375
                                              ------------        ------------
                                              ------------        ------------

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements
June 30, 2009 (unaudited)
------------------------------------------------------------------------------
(1) Summary of Significant Accounting Policies --
    Nicholas High Income Fund, Inc. (the "Fund") is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended.
    The primary objective of the Fund is high current income consistent with the preservation and conservation of capital values.  The following is a summary of the significant accounting policies of the Fund:
    (a)  Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price.  For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official Closing Price.
         Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal, institutional-sized trading units, issuer analysis, bond market activity and various other factors.  Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the
         Board of Directors.  Variable rate demand notes are valued at cost, which approximates market value.  U.S. Treasury Bills and commercial paper are stated at amortized cost, which approximates market value.
         Investment transactions for financial statement purposes are recorded on trade date.
         In accordance with Statement of Financial Accounting Standards No.
         157, Fair Value Measurements ("FAS 157"), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.  FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish
         classification of fair value measurements for disclosure purposes.
         Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique.
         Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity.  Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
              Level 1 - quoted prices in active markets for identical
              investments
              Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
              Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
         The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
         The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund's investments carried at value:
                                                      Investments
                                                          in
              Valuation Inputs                        Securities
              ----------------                       ------------
              Level 1 - Quoted Prices .............. $  7,187,649
              Level 2 - Other Significant
                         Observable Inputs .........   93,319,003
              Level 3 - Significant Unobservable
                         Inputs ....................          --
                                                     -----------
                                       Total ....... $100,506,652
                                                     ------------
                                                     ------------
    (b)  Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.
    (c)  Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis.  Non-cash dividends, if any, are recorded at value on date of distribution.  Generally, discounts and premiums on long-term debt security purchases, if any, are amortized over the expected lives of the respective securities using the effective yield method.
    (d)  Provision has not been made for federal income taxes or excise taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.
         Investment income, net capital gains (losses) and all expenses incurred by the Fund are allocated based on the relative net assets of each class, except for service fees and certain other fees and expenses related to one class of shares.
         Class N shares are subject to a 0.25% 12b-1 fee and a 0.10% servicing fee, as described in its prospectus. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares.
    (e)  Dividends and distributions paid to shareholders are recorded on the ex-dividend date.  Distributions from net investment income are generally declared and paid quarterly.  Distributions of net realized capital gain, if any, are declared and paid at least annually.
         The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.  Distributions are determined in accordance with income tax regulations, which may differ from net investment income and realized gains for financial reporting purposes.  Financial reporting records are adjusted for permanent book to tax differences to reflect tax character.  At June 30, 2009, no reclassifications were recorded.
         The tax character of distributions paid during the six months ended
         June 30, 2009 and the year ended December 31, 2008 was as follows:
                                            06/30/2009        12/31/2008
                                            ----------        ----------
              Distributions paid from:
              Ordinary income ............  $1,464,458        $6,476,462
                                            ----------        ----------
                                            ----------        ----------
         As of June 30, 2009, investment cost for federal tax purposes was
         $104,126,976 and the tax basis components of net assets were as follows:
              Unrealized appreciation .......................  $ 2,844,852
              Unrealized depreciation .......................   (6,465,176)
                                                               -----------
              Net unrealized depreciation ...................  $(3,620,324)
                                                              ------------
                                                              ------------
         The differences between book-basis and tax-basis net unrealized depreciation were attributable primarily to the tax deferral of losses from wash sales and holdings in partnership interests.
         As of fiscal year ended December 31, 2008, the Fund realized post-October losses of approximately $4,163,000, which for tax purposes, were deferred and recognized in fiscal year 2009.
         As of fiscal year ended December 31, 2008, the Fund had capital loss carryforwards of approximately $61,018,000, which expire as follows:
         $30,985,000 in 2009, $23,496,000 in 2010, $1,487,000 in 2014 and
         $5,050,000 in 2016.  To the extent the Fund has future net realized capital gains, distributions of capital gains to shareholders will be offset by any unused capital loss carryforward.
         The Financial Accounting Standards Board ("FASB") issued FASB
         Interpretation No. 48 "Accounting for Uncertainty in Income Taxes"
         ("FIN 48") which addresses the accounting for uncertainty in income taxes and establishes for all entities, such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction).  The Fund recognizes tax benefits only if it is more likely than not that a tax position
         (including the Fund's assertion that its income is exempt from tax)
         will be sustained upon examination.  If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in
         "interest" and penalties in "other operating expenses" on the
         Statement of Operations.  The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of June 30, 2009.  Also, the Fund had recognized no interest and penalties related to uncertain tax benefits in 2009.  At
         June 30, 2009, the tax years December 31, 2005 through December 31,
         2008 remain open to examination in the Fund's major tax jurisdictions.
    (f)  The preparation of financial statements in conformity with U.S.
         generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from estimates.
(2) Related Parties--
    (a)  Investment Adviser and Management Agreement --
         The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the
         "Adviser") to serve as investment adviser and manager.  Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of .50% of the average net asset value up to and including $50 million, .40% of the average net asset value in excess of $50 million and up to and including $100 million and .30% of the average net asset value in excess of $100 million. Also, the Adviser may be paid for accounting and administrative services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including $2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than
         $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to $50,000 for such services.
    (b)  Legal Counsel --
         A director of the Adviser is affiliated with a law firm that provides services to the Fund.  The Fund incurred expenses of $4,160 for the period ended June 30, 2009 for legal services rendered by this law firm.
(3) Investment Transactions --
    For the period ended June 30, 2009, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated $52,422,703 and $29,765,636, respectively.
(4) Concentration of Risk --
    The Fund invests primarily in high yield debt securities.  The market values of these high yield debt securities tend to be more sensitive to economic conditions and individual corporate developments than those of higher rated securities.  In addition, the market for these securities is generally less liquid than for higher rated securities.
(5) Securities Lending --
    The Fund may lend up to one-third of its portfolio securities to borrowers as permitted under the 1940 Act and pursuant to a securities lending agreement with Marshall & Ilsley Trust Company N.A. The Agreement requires that loans are fully collateralized based on values that are marked-to-market daily. The Fund may, subject to certain notice requirements, at any time call the loan and obtain the return of the securities on loan.
    The Fund receives compensation in the form of fees and earns interest on the cash collateral.  The Fund continues to receive interest or dividends on the securities on loan during the borrowing period.  The Fund has the right under the terms of the securities lending agreement to recover the securities from the borrower on demand.
    As of June 30, 2009, the Fund had no securities on loan, nor had the Fund lent securities within the six-month period ended.

Historical Record(1)
(unaudited)
--------------------------------------------------------------------------------------------------
                                     Net Investment    Growth of
                            Net          Income       an Initial
                        Asset Value   Distributions     $10,000
                         Per Share      Per Share    Investment (3)
                        -----------  --------------  --------------
Class I
November 21, 1977(2) ...  $25.50        $  --            $10,000
December 31, 1987 ......   18.20         2.3300           22,560
December 31, 1988 ......   18.40         1.8550           25,164
December 31, 1989 ......   17.20         1.9150           26,155
December 31, 1990 ......   15.05         1.9850           25,886
December 31, 1991 ......   16.70         1.7300           31,853
December 31, 1992 ......   16.90         1.4775           35,143
December 31, 1993 ......   17.60         1.4450           39,695
December 31, 1994 ......   16.05         1.5050           39,626
December 31, 1995 ......   17.10         1.4750           46,029
December 31, 1996 ......   17.65         1.4800           51,721
December 31, 1997 ......   18.45         1.4515           58,514
December 31, 1998 ......   16.95         1.5775           58,788
December 31, 1999 ......   15.30         1.6560           58,749
December 31, 2000 ......   12.00         1.5300           51,620
December 31, 2001 ......   11.80         1.2150           56,144
December 31, 2002 ......    9.65         0.9925           50,459
December 31, 2003 ......   10.95         0.8450           61,937
December 31, 2004 ......   11.15         0.8200           67,915
December 31, 2005 ......   10.50         0.7895           68,849
December 31, 2006 ......   10.70         0.7455           75,221
December 31, 2007 ......   10.18         0.7502           76,820
December 31, 2008 ......    7.18         0.7140           58,955
June 30, 2009 ..........    8.41         0.1162(a)        70,058

Class N
February 28, 2005(2) ...  $11.20        $  --            $10,000
December 31, 2005 ......   10.40         0.7320            9,947
December 31, 2006 ......   10.60         0.7140           10,846
December 31, 2007 ......   10.06         0.7119           11,018
December 31, 2008 ......    7.24         0.5238            8,448
June 30, 2009 ..........    8.48         0.1157(a)        10,036

(1) Per share amounts presented for the periods prior to December 31, 2007 of this historical record have been restated or adjusted to reflect a reverse stock split of one share for every five shares outstanding effected on January 29, 2007.
(2) Initial date under Nicholas Company, Inc. management.
(3) Assuming reinvestment of distributions.
 The Fund distributed no capital gains for the time periods listed.
(a) Paid on April 29, 2009 to shareholders of record as of April 28, 2009.

Approval of Investment Advisory Contract
(unaudited)
-------------------------------------------------------------------------------
In February 2009, the Board of Directors of the Fund renewed the one-year term of the Investment Advisory Agreement by and between the Fund and the Adviser through February 2010.  In connection with the renewal of the Investment
Advisory Agreement, no changes to the amount or manner of calculation of the management fee or the terms of the agreement were proposed by the Adviser or adopted by the Board.  For the fiscal year ended December 31, 2008, the management fee was 0.46% and the Fund's Class I and Class N total expense ratios (including the management fee) were 0.77% and 1.06%, respectively.  In renewing the Investment Advisory Agreement, the Board carefully considered the following factors on an absolute basis and relative to the Fund's peer group:
(i) the Fund's expense ratio, which was low compared to the overall peer group;
(ii) the Fund's performance on a short-term and long-term basis; (iii) the
Fund's management fee; and (iv) the range and quality of the services offered by the Adviser.  The peer group fund data included high-yield bond funds with similar asset sizes, credit quality and number of holdings.  In terms of the peer group data used for performance comparisons, the Fund's Class I was ranked
8th, 9th, 12th and 9th out of 19 funds for the one-, three-, five- and ten-year periods ending December 31, 2008.  The Fund's Class I had the second lowest expense ratio among its peer group and ranked 16th in terms of 12-month yield out of the 19 funds.
The Board considered the range of services to be provided by the Adviser to the
Fund under the Advisory Agreement. The Board discussed the nature, extent, and quality of the services to be provided by the Adviser and concluded that the services provided were consistent with the terms of the advisory agreement and the needs of the Fund, and that the services provided were of a high quality.
The Board considered the investment performance of the Fund and the Adviser.
Among other things, the Board noted its consideration of the Fund's performance relative to peer funds. The Board reviewed the actual relative short-term and long-term performance of the Fund.  The Board agreed that the Fund demonstrated satisfactory performance with respect to comparable funds.  The Board also discussed the extent to which economies of scale would be realized, and whether such economies were reflected in the Fund's fee levels and concluded that the
Adviser had been instrumental in holding down Fund costs, citing consistently low fees in an environment where fund fees have been on an upward trend.
The Board considered the cost of services provided by the Adviser.  The Board also considered the profits realized by the Adviser in connection with the management and distribution of the Fund, as expressed by the Adviser's management in general terms.  The Board expressed the opinion that given the
Board's focus on performance and maintaining a low fee structure that the
Adviser's profits were not relevant.
The Board determined that the Adviser had fully and adequately carried out the terms and conditions of its contract with the Fund. The Board expressed satisfaction with the Fund's performance, management's control of expenses and the rate of the management fee for the Fund and the overall level of services provided to the Fund by the Adviser.

Information on Proxy Voting
(unaudited)
-------------------------------------------------------------------------------
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-544-6547 (toll-free) or 414-276-0535.  It also appears in the Fund's Statement of Additional Information, which can be found on the SEC's website, www.sec.gov.  A record of how the Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund's website, www.nicholasfunds.com, and the SEC's website,
www.sec.gov.

Quarterly Portfolio Schedule
(unaudited)
------------------------------------------------------------------------------
The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Form N-Q's are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.  Information on the
operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Privacy Policy
(unaudited)
-------------------------------------------------------------------------------
      Nicholas High Income Fund, Inc. respects each shareholder's right to privacy.  We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.
      We collect the following non-public personal information about you:
      * Information we receive from you on applications or other forms, whether we receive the form in writing or electronically.  This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.
      * Information about your transactions with us and account history with
us.  This includes, but is not limited to, your account number, balances and cost basis information.  This also includes transaction requests made through our transfer agent.
      * Other general information that we may obtain about you such as demographic information.
              WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION
                     ABOUT CURRENT OR FORMER SHAREHOLDERS.

                  INFORMATION SHARED WITH OUR TRANSFER AGENT,
                   A THIRD PARTY COMPANY, ALSO IS NOT SOLD.
      We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information.  While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.
      We may share non-public personal information about you:
      * With companies who work for us to service your accounts or to process transactions that you may request.  This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the
Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.
      * With a party representing you, with your consent, such as your broker or lawyer.
      * When required by law, such as in response to a subpoena or other legal process.
      The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information.  Access is restricted to employees who the Adviser determines need the information in order to perform their job duties.  To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.
      In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Nicholas Funds Services Offered
(unaudited)
-------------------------------------------------------------------------------
*     IRAs
      * Traditional      * SIMPLE
      * Roth             * SEP
*     Coverdell Education Accounts
*     Profit Sharing Plan
*     Automatic Investment Plan
*     Direct Deposit of Dividend and Capital Gain Distributions
*     Systematic Withdrawal Plan with Direct Deposit
*     Monthly Automatic Exchange between Funds
*     Telephone Redemption
*     Telephone Exchange
*     24-hour Automated Account Information (800-544-6547)
*     24-hour Internet Account Access (www.nicholasfunds.com)
Please call a shareholder representative for further information on the above services or with any other questions you may have regarding the Nicholas Funds
(800-544-6547).

                            Directors and Officers

                   DAVID O. NICHOLAS, President and Director

                           ROBERT H. BOCK, Director

                         TIMOTHY P. REILAND, Director

                          JAY H. ROBERTSON, Director

                 ALBERT O. NICHOLAS, Executive Vice President

                  DAVID L. JOHNSON, Executive Vice President

              JEFFREY T. MAY, Senior Vice President, Secretary,
                    Treasurer and Chief Compliance Officer

                  LAWRENCE J. PAVELEC, Senior Vice President

                       CANDACE L. LESAK, Vice President

                              Investment Adviser
                            NICHOLAS COMPANY, INC.
                             Milwaukee, Wisconsin
                             www.nicholasfunds.com
                         414-276-0535 or 800-544-6547

                                Transfer Agent
                        U.S. BANCORP FUND SERVICES, LLC
                             Milwaukee, Wisconsin
                         414-276-0535 or 800-544-6547

                                  Distributor
                           QUASAR DISTRIBUTORS, LLC
                             Milwaukee, Wisconsin

                                   Custodian
                                U.S. BANK N.A.
                             Milwaukee, Wisconsin

                 Independent Registered Public Accounting Firm
                             DELOITTE & TOUCHE LLP
                             Milwaukee, Wisconsin

                                    Counsel
                         MICHAEL BEST & FRIEDRICH LLP
                             Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund.  It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

Applicable only to annual reports.

Item 3. Audit Committee Financial Expert.

Applicable only to annual reports.

Item 4. Principal Accountant Fees and Services.

Applicable only to annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report. There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1) Code of Ethics -- Any code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable to this filing.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.CERT.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas High Income Fund, Inc.

By: /s/ David O. Nicholas

Name: David O. Nicholas

Title: Principal Executive Officer

Date: 08/28/2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ David O. Nicholas

Name: David O. Nicholas

Title: Principal Executive Officer

Date: 08/28/2009

By: /s/ Jeffrey T. May

Name: Jeffrey T. May

Title: Principal Financial Officer

Date: 08/28/2009